Media Contact:	Joe McCormack
Sparton Corporation
Email: ir@sparton.com
Office: (847) 762-5800
FOR IMMEDIATE RELEASE
Sparton Corporation Reports Fiscal 2019 Second Quarter Results
SCHAUMBURG, IL. - February 6, 2019 - Sparton Corporation (NYSE: SPA) today announced results for the second quarter of fiscal year 2019 ended December 30, 2018.
Second Quarter Financial Results and Highlights
Consolidated:
• Net sales of $105.2 million; $97.8 million in prior year Q2
• Gross profit margin of 21.9%; 22.2% in prior year Q2
• SG&A expenses of $14.7 million or 14.0% of sales; adjusted SG&A of $12.3 million, 11.7% of sales
• Earnings per share of $0.19, adjusted earnings per share of $0.51; adjusted earnings per share of $0.52 in prior year Q2
• Adjusted EBITDA of $10.7 million, a 10.1% adjusted EBITDA margin
MDS Segment:
• Gross sales of $65.4 million; $58.4 million in prior year Q2
• Gross profit margin of 13.5%; 11.9% in prior year Q2
• Operating income of $1.7 million; loss of $0.2 million in prior year Q2
• Adjusted EBITDA of $6.0 million, a 9.1% adjusted EBITDA margin
• New program wins in Q2 have expected revenue of $15.5 million when fully ramped up into production
• Trailing four quarter new program win revenue of $61.9 million, which continues to support our future organic growth
• Backlog of $154 million; prior year Q2 backlog of $142 million
ECP Segment:
• Gross sales of $43.0 million; $42.5 million in prior year Q2
• Gross profit margin of 33.1%; 34.8% in prior year Q2
• Operating income of $9.0 million; $10.2 million in prior year Q2
• Adjusted EBITDA of $10.6 million, a 24.6% adjusted EBITDA margin
• Backlog of $144 million; prior year Q2 backlog of $130 million

SELECTED FINANCIAL DATA

	For the Second Quarter of Fiscal Year		For the First Two Quarters of Fiscal Year
	2019	2018	2019	2018
	(Dollars in thousands, except per share data)
Consolidated:
Net sales	$105,248	$97,819	$194,710	$180,582
Gross profit	23,072	21,749	40,711	37,673
Gross margin	21.9%	22.2%	20.9%	20.9%
Selling and administrative expenses	$14,734	$14,074	$27,104	$29,279
Operating income	5,255	5,113	7,505	3,337
Adjusted operating income (non-GAAP)	9,285	8,373	13,886	10,871
Earnings (loss) per share	0.19	(0.82)	0.22	(1.02)
Adjusted earnings per share (non-GAAP)	0.51	0.52	0.73	0.60
EBITDA (non-GAAP)	8,203	8,473	13,519	10,146
Adjusted EBITDA (non-GAAP)	10,652	9,850	16,636	14,085
Adjusted EBITDA margin (non-GAAP)	10.1%	10.1%	8.5%	7.8%
Free cash flow (non-GAAP)	$9,182	$19,711	$20,760	$(3,973)

MDS Segment:
Gross sales	$65,402	$58,353	$124,696	$113,661
Intercompany sales	(3,137)	(2,970)	(6,281)	(5,907)
Net sales	62,265	55,383	118,415	107,754
Gross profit	8,855	6,960	16,064	12,953
Gross margin	13.5%	11.9%	12.9%	11.4%
Selling and administrative expenses	$3,457	$3,513	$6,792	$6,967
Allocation of corporate expenses	2,301	2,101	4,510	4,547
Operating income (loss)	1,746	(208)	2,036	(1,693)
Adjusted segment EBITDA (non-GAAP)	5,957	4,159	10,447	7,409

ECP Segment:
Gross sales	$42,983	$42,468	$76,295	$72,867
Intercompany sales	—	(32)	—	(39)
Net sales	42,983	42,436	76,295	72,828
Gross profit	14,217	14,789	24,647	24,720
Gross margin	33.1%	34.8%	32.3%	33.9%
Selling and administrative expenses	$2,347	$2,533	$4,903	$5,122
Allocation of corporate expenses	1,150	1,037	2,277	2,028
Operating income	8,988	10,211	14,091	15,645
Adjusted segment EBITDA (non-GAAP)	10,573	11,778	17,285	18,792
Liquidity and Capital Resources
As of December 30, 2018, Sparton Corporation ("Sparton" or "the Company") had $50 million available under its $120 million credit facility that expires in September 2019. The Company intends to restructure this facility upon its expiration in September 2019, or sooner as conditions dictate, to provide for appropriate ongoing liquidity. As of December 30, 2018, the Company was compliant with all covenants under its credit facility.
Pending Acquisition of the Company
On December 11, 2018, Sparton Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement") with Striker Parent 2018, LLC ("Parent"), a Delaware limited liability company and affiliate of Cerberus Capital Management, L.P. ("Cerberus"), and Striker Merger Sub 2018, Inc. ("Merger Sub"), an Ohio corporation and a wholly owned subsidiary of Parent. Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the "Merger") with the Company surviving the Merger as a wholly owned subsidiary of Parent.
At the effective time of the Merger (the "Effective Time"), each issued and outstanding share of common stock, par value $1.25 per share, of the Company (each, a "Share") (other than (i) Shares that immediately prior to the Effective Time are owned by Parent, Merger Sub or any other wholly owned subsidiary of Parent or owned by the Company or any wholly owned subsidiary of the Company (including as treasury stock) and (ii) Shares that are held by any record holder who is entitled to demand and properly demands payment of the fair cash value of such Shares as a dissenting shareholder pursuant to, and who complies in all respects with, the provisions of Section 1701.85 of the Ohio General Corporation Law) will be canceled and converted into the right to receive $18.50 per Share in cash, without interest.
Consummation of the Merger is subject to the satisfaction or (to the extent permitted by law) waiver of specified closing conditions, including (i) the adoption of the Merger Agreement by the affirmative vote of the holders of at least two-thirds of all the outstanding Shares entitled to vote thereon at a special meeting of the Company's shareholders (the "Shareholders Meeting") to be held on March 1, 2019, as more fully described in the proxy statement of the Company, filed with the SEC on January 23, 2019 (the "Proxy Statement"), (ii) the absence of any law, executive order, ruling, injunction or other order ("Orders") that restrains, enjoins or otherwise prohibits the consummation of the Merger (the "No Order Condition"), (iii) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") which expired on January 22, 2019, (such condition, the "HSR Act Condition"), (iv) any agreement with a governmental authority not to consummate the Merger, which agreement shall have been entered into with the prior written consent of both the Company and Parent, shall have expired or been terminated (the "Governmental Authority Agreement Condition") and (v) other customary closing conditions, including the accuracy of each party's representations and warranties and each party's compliance with its covenants and agreements contained in the Merger Agreement (subject in the case of this clause (v) to certain qualifications as to materiality). Consummation of the Merger is not subject to Parent obtaining any financing for or related to the transactions contemplated by the Merger Agreement.
The Company has called a special meeting on March 1, 2019, of holders of shares of common stock of the Company, at which time it is expected that the shareholders of record as of January 18, 2019, the record date for the special meeting, will vote on adoption of the Merger Agreement and the other related matters as described in the Proxy Statement.

Non-GAAP Financial Measures
In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), Sparton Corporation has provided certain non-GAAP financial measures as additional information for its operating results. These measures have not been prepared in accordance with GAAP and may be different from measures used by other companies. Whenever we use non-GAAP financial measures, we designate these measures, which exclude the effects of certain expenses and income, as “adjusted” and provide a reconciliation of non-GAAP financial measures to the most closely applicable GAAP financial measure. The non-GAAP financial measures eliminate or add certain items of expense and income from or to operating expense and income taxes. Management believes that this presentation is helpful to investors in evaluating the current operational and financial performance of our business and facilitates comparisons to historical results of operations. Management discloses this information along with a reconciliation of the comparable GAAP amounts to provide access to the detail and nature of adjustments made to GAAP financial results. While some of these excluded items have been periodically reported in our statements of operations, their occurrence in future periods depends on future business and economic factors, among other evaluation criteria, and the occurrence of such events and factors may frequently be beyond the control of management.
When we calculate adjusted earnings per share, adjusted EBITDA and other adjustments to the statements of operations, we exclude certain expenses and income because we believe that they are not related directly to the underlying performance of our fundamental business operations. We exclude these measures when reviewing financial results and for business planning. Although these events are reflected in our GAAP financial statements, these transactions may limit the comparability of our fundamental operations with prior and future periods. We believe EBITDA and adjusted EBITDA are commonly used by financial analysts and others in the industries in which the Company operates and, thus, provide useful information to investors. The Company does not intend, nor should the reader consider, EBITDA or adjusted EBITDA to be an alternative to operating income, net income, net cash provided by operating activities or any other items calculated in accordance with GAAP. The Company's definition of adjusted EBITDA may not be comparable with other companies. Accordingly, the measurement has limitations depending on its use.
About Sparton Corporation
Sparton Corporation (NYSE:SPA), now in its 119th year, is a provider of complex and sophisticated electromechanical devices with capabilities that include concept development, industrial design, design and manufacturing engineering, production, distribution, field service and refurbishment. The primary markets served are Medical & Biotechnology, Military & Aerospace and Industrial & Commercial. Headquartered in Schaumburg, IL, Sparton currently has thirteen manufacturing locations and engineering design centers worldwide. Sparton's Web site may be accessed at www.sparton.com.
Safe Harbor and Fair Disclosure Statement
Safe Harbor statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this release contain information that is not historical, these statements are essentially forward-looking and are subject to risks and uncertainties, including the difficulty of predicting future results, the regulatory environment, fluctuations in operating results and other risks detailed from time to time in Sparton’s filings with the Securities and Exchange Commission (SEC). The matters discussed in this press release may also involve risks and uncertainties concerning Sparton’s services described in Sparton’s filings with the SEC. In particular, see the risk factors described in Sparton’s most recent Form 10-K and Form 10-Q. Sparton assumes no obligation to update the forward-looking information contained in this press release.

CONSOLIDATING FINANCIAL INFORMATION - FOR THE SECOND QUARTER OF FISCAL YEAR 2019
(Dollars in thousands, except per share data)

	Corporate	MDS	ECP	Total
Net sales	$—	$62,265	$42,983	$105,248
Cost of goods sold	—	53,410	28,766	82,176
Gross profit	—	8,855	14,217	$23,072
Operating expenses:
Selling and administrative	8,930	3,457	2,347	14,734
Selling and administrative - Corp allocations	(3,451)	2,301	1,150	—
Internal research and development	—	—	1,442	1,442
Amortization of intangible assets	—	1,351	290	1,641
Total operating expenses	5,479	7,109	5,229	17,817
Income from operations	(5,479)	1,746	8,988	5,255
Interest expense, net	(1,800)	9	1	(1,790)
Other income (expense)	(1)	(6)	(50)	(57)
Income tax (expense)	(1,404)	(87)	—	(1,491)
Net income	$(8,684)	$1,662	$8,939	$1,917
Income per share of common stock:
Basic				$0.19
Diluted				0.19
Weighted average shares of common stock outstanding:
Basic				9,834,723
Diluted				9,834,723

CONSOLIDATING FINANCIAL INFORMATION - FOR THE SECOND QUARTER OF FISCAL YEAR 2018
(Dollars in thousands, except per share data)

	Corporate	MDS	ECP	Total
Net sales	$—	$55,383	$42,436	$97,819
Cost of goods sold	—	48,423	27,647	76,070
Gross profit	—	6,960	14,789	21,749
Operating expenses:
Selling and administrative	8,028	3,513	2,533	14,074
Selling and administrative - Corp allocations	(3,138)	2,101	1,037	—
Internal research and development	—	—	669	669
Amortization of intangible assets	—	1,554	339	1,893
Total operating expenses	4,890	7,168	4,578	16,636
Income (loss) from operations	(4,890)	(208)	10,211	5,113
Interest expense, net	(1,507)	—	—	(1,507)
Other income (expense)	(1)	19	(5)	13
Income tax (expense)	(11,666)	(37)	—	(11,703)
Net income (loss)	$(18,064)	$(226)	$10,206	$(8,084)
Loss per share of common stock:
Basic				$(0.82)
Diluted				(0.82)
Weighted average shares of common stock outstanding:
Basic				9,834,723
Diluted				9,834,723

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

	For the First Two Quarters of Fiscal Years
	2019	2018
	($ in thousands)
Cash Flows from Operating Activities:
Operating activities, net of working capital changes	$11,989	$7,709
Net changes in working capital	10,724	(8,583)
Cash Flows from Operating Activities	22,713	(874)
Cash Flows from Investing Activities:
Capital expenditures	(1,953)	(3,099)
Other investing activities	—	14
Cash Flows from Investing Activities	(1,953)	(3,085)
Cash Flows from Financing Activities:
Net change in credit facility	(20,400)	4,400
Other financing activities	(135)	(325)
Cash Flows from Financing Activities	(20,535)	4,075
Change in Cash and Cash Equivalents	225	116
Cash and Cash Equivalents - Beginning	1,160	988
Cash and Cash Equivalents - Ending	$1,385	$1,104

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 30, 2018	July 1, 2018
	($ in thousands)
Assets
Cash and cash equivalents	$1,385	$1,160
Accounts receivable, net	47,280	60,454
Inventories	86,295	72,406
Legal settlements - insurance receivable	—	4,500
Prepaid and other current assets	8,131	3,944
Property, plant and equipment, net	31,969	32,790
Goodwill	12,663	12,663
Other intangible assets, net	17,797	21,108
Other assets	19,202	22,977
Total assets	$224,722	$232,002
Liabilities and Shareholders’ Equity
Accounts payable	$45,682	$28,636
Accrued expenses and other current liabilities	34,223	32,986
Accrued legal settlements	—	5,500
Credit facility	64,100	84,500
Environmental remediation	4,598	4,866
Pension liability	633	690
Other non-current liabilities	—	1,220
Shareholders’ Equity	75,486	73,604
Total Liabilities and Shareholders’ Equity	$224,722	$232,002

RECONCILIATION OF NON-GAAP MEASURES

EBITDA Reconciliation (Non-GAAP) - For the Second Quarter of Fiscal Year 2019
(Dollars in thousands)

	Corporate	MDS	ECP	Total
Net income	$(8,684)	$1,662	$8,939	$1,917
Interest expense, net	1,800	(9)	(1)	1,790
Income tax expense	1,404	87	—	1,491
Amortization of intangible assets	—	1,351	290	1,641
Depreciation	604	565	195	1,364
Selling and administrative - Corp allocations	(3,451)	2,301	1,150	—
EBITDA, excluding corporate allocation	(8,327)	5,957	10,573	8,203
Adjustments for nonrecurring operating expenses:
Stock-based compensation	60	—	—	60
Costs related to potential sale of Company	2,389	—	—	2,389
Adjusted EBITDA, before corporate allocation	$(5,878)	$5,957	$10,573	$10,652

Adjusted EBITDA, after corporate allocation	$(2,427)	$3,656	$9,423	$10,652

Adjusted EBITDA margin				10.1%

EBITDA Reconciliation (Non-GAAP) - For the Second Quarter of Fiscal Year 2018
(Dollars in thousands)

	Corporate	MDS	ECP	Total
Net income (loss)	$(18,064)	$(226)	$10,206	$(8,084)
Interest expense, net	1,507	—	—	1,507
Income tax expense	11,666	37	—	11,703
Amortization of intangible assets	—	1,554	339	1,893
Depreciation	565	693	196	1,454
Selling and administrative - Corp allocations	(3,138)	2,101	1,037	—
EBITDA, excluding corporate allocation	(7,464)	4,159	11,778	8,473
Adjustments for nonrecurring operating expenses:
Stock-based compensation	10	—	—	10
Costs related to potential sale of company	1,367	—	—	1,367
Adjusted EBITDA, before corporate allocation	$(6,087)	$4,159	$11,778	$9,850

Adjusted EBITDA, after corporate allocation	$(2,949)	$2,058	$10,741	$9,850

Adjusted EBITDA margin				10.1%

Adjusted EPS (Non-GAAP)

	For the Second Quarter of Fiscal Year		For the First Two Quarters of Fiscal Year
	2019	2018	2019	2018
	(Dollars in thousands, except per share data)
Earnings (loss) per share - diluted, as reported	$0.19	$(0.82)	$0.22	$(1.02)
Nonrecurring items	0.19	0.12	0.25	0.27
Amortization of intangible assets	0.13	0.15	0.26	0.28
Adjustments for Tax Act	—	1.07	—	1.07
Adjusted earnings per share	$0.51	$0.52	$0.73	$0.60

Adjustments, net of tax (21% and 28%, respectively):
Costs related to potential sale of Company	$1,887	$1,149	$2,425	$2,677
Total nonrecurring, net of tax	1,887	1,149	2,425	2,677
Amortization of intangible assets, net of tax	1,296	1,498	2,615	2,748
Total adjustments, net of tax	3,183	2,647	5,040	5,425
Adjustments for Tax Act	—	10,500	—	10,500
Total adjustments	$3,183	$13,147	$5,040	$15,925

Adjusted SG&A and Operating Income (Non-GAAP)

	For the Second Quarter of Fiscal Year
	2019		2018
	SG&A	Operating Income	SG&A	Operating Income
	(Dollars in thousands)
As reported	$14,734	$5,255	$14,074	$5,113
Percentage of sales	14.0%	5.0%	14.4%	5.2%
Adjustments:
Amortization of intangible assets	—	1,641	—	1,893
Costs related to potential sale of Company	2,389	2,389	1,367	1,367
Total adjustments	2,389	4,030	1,367	3,260
As adjusted	$12,345	$9,285	$12,707	$8,373

Adjusted percentage of sales	11.7%	8.8%	13.0%	8.6%

	For the First Two Quarters of Fiscal Year
	2019		2018
	SG&A	Operating Income	SG&A	Operating Income
	(Dollars in thousands)
As reported	$27,104	$7,505	$29,279	$3,337
Percentage of sales	13.9%	3.9%	16.2%	1.8%
Adjustments:
Amortization of intangible assets	—	3,311	—	3,816
Costs related to potential sale of Company	3,070	3,070	3,718	3,718
Total adjustments	3,070	6,381	3,718	7,534
As adjusted	$24,034	$13,886	$25,561	$10,871

Adjusted percentage of sales	12.3%	7.1%	14.2%	6.0%